UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	OTCQB
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	OTCQB
Common Stock Purchase Warrants	GMBLW	OTC Pink
Common Stock Purchase Warrants	GMBLZ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 28, 2024, the Company issued a press release advising the market that its common stock, par value $0.001, trading under the symbol GMBL, and 10% Series A Cumulative Redeemable Convertible Preferred Stock, trading under the symbol GMBLP, have been approved for upgraded quotation on the OTCQB Venture Market, effective as of March 28, 2024. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 furnished as part of Item 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01 Other Events.

Upgrade to the OTCQB

On March 28, 2024, the Company announced its common stock, par value $0.001, trading under the symbol GMBL, and 10% Series A Cumulative Redeemable Convertible Preferred Stock, trading under the symbol GMBLP, have been approved for upgraded quotation on the OTCQB Venture Market, effective as of March 28, 2024.

OTCQB is a venture market operated by the OTC Markets Group Inc. To be eligible for quotation on the OTCQB, companies must be current in their reporting and undergo an annual verification and management certification process. OTCQB is recognized by the U.S. Securities and Exchange Commission as an established public market and provides current public information to investors who need to analyze, value, and trade securities.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC including, the timing of deregistration of our securities, our obligations under our secured debt, outstanding preferred stock, as amended, the settlement agreement with the holder of our Series C Preferred Stock and Series D Preferred Stock, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Alex Igelman
	Name:	Alex Igelman
	Title:	Chief Executive Officer